UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2004

HEALTHAXIS INC.

(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-13591	23-2214195

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

5215 N. O’Connor Blvd., 800 Central Tower, Irving, Texas 75039
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 443-5000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
Letter from Ernst & Young LLP to the SEC

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Ernst & Young LLP

On September 20, 2004, the Audit Committee of Healthaxis Inc. voted to dismiss Ernst & Young LLP as the Company’s independent public accountants, effective immediately. Ernst and Young LLP will have continued involvement with respect to the Company’s Form S-3 filed September 2, 2004 with the Securities and Exchange Commission.

The reports of Ernst & Young LLP on the Company’s financial statements for each of the years ended December 31, 2003 and 2002, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles.

During the previous two calendar years ended December 31, 2003 and December 31, 2002 and the interim periods of calendar year 2004 through the date of this Form 8-K, the Company has had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter thereof in the report on the financial statements of the Company for such annual periods. There were no other reportable events (as defined in paragraphs (A) through (D) of Regulation S-K Item 304(a)(1)(v)) during the calendar years ended December 31, 2003 and December 31, 2002 and from January 1, 2004 through the date of this Form 8-K.

The Company requested that Ernst & Young LLP furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter is filed as an Exhibit to this Form 8-K.

(b) Appointment of McGladrey & Pullen, LLP

On September 20, 2004, the Audit Committee of Healthaxis Inc. approved the engagement of McGladrey & Pullen, LLP as the independent registered accountants, replacing Ernst & Young LLP. During the Company’s two most recent fiscal years and the interim periods of 2004 prior to engaging McGladrey & Pullen, LLP, the Company has not consulted McGladrey & Pullen, LLP with respect to any matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.
16.1	Letter from Ernst & Young LLP to the U.S. Securities and Exchange Commission, dated as of September 22, 2004.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2004

HEALTHAXIS INC.
By:	/s/ John M. Carradine
John M. Carradine
Chief Financial Officer

3

INDEX TO EXHIBITS

16.1	Letter from Ernst & Young LLP to the U.S. Securities and Exchange Commission, dated as of September 22, 2004.

4